SUMMARY PROSPECTUS 2009 Marshall Emerging Markets Equity Fund	MARSHALL FUNDS December 29, 2009 Institutional Class Ticker MIEMX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.marshallfunds.com/i-reports. You can also get this information at no cost by calling 1-800-236-FUND (3863) or by sending an email request to marshallfunds.service@micorp.com or by asking your broker/dealer, investment professional or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2009, and Annual Report dated August 31, 2009 are incorporated by reference into this Summary Prospectus.

Investment Goal

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	1.52%
Total Annual Fund Operating Expenses	2.52%
Fee Waiver and Expense Reimbursement(1)	1.27%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.25%

(1)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent Institutional Class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) from exceeding 1.25% through December 31, 2010. The Adviser may not terminate this arrangement prior to December 31, 2010 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2010. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$127
3 Years	$663
5 Years	$1,226
10 Years	$2,760

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period December 23, 2008 (commencement of operations) to August 31, 2009, the Fund’s portfolio turnover rate (not annualized) was 58% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in common stocks of foreign companies located in emerging markets or whose primary business activities or principal trading markets are in emerging markets. The Fund’s sub-adviser, Trilogy Global Advisors, LLC (Trilogy), considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). Trilogy uses a “bottom-up,” fundamental approach in selecting stocks for the Fund’s portfolio. Trilogy seeks to identify quality companies of any size in emerging markets with attractive returns on equity, earnings growth and a strong capital structure.

Principal Risks

The Fund cannot assure that it will achieve its investment goal. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

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Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Foreign Securities Risks. Investing in foreign securities involves additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance.

Management of the Fund

Adviser. M&I Investment Management Corp.

Sub-Advisers. Trilogy Global Advisors, LLC.

Portfolio Managers. Pablo Salas, Managing Director and Senior Portfolio Manager at Trilogy, has co-managed the Fund since its inception in December 2008 and has been with Trilogy since 2005. William Sterling, Chief Investment Officer and Senior Portfolio Manager at Trilogy, has co-managed the Fund since its inception in December 2008 and has been with Trilogy since 1999. Robert Beckwitt, Managing Director and Senior Portfolio Manager at Trilogy, has co-managed the Fund since its inception in December 2008 and has been with Trilogy since 2001.

Purchase and Sale of Fund Shares

To open an account, your first investment must be at least $2 million. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations.

You may sell (redeem) your Institutional Class shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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